UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2011

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NCR CORPORATION
(Exact Name of Registrant as Specified in Charter)

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Maryland	001-00395	31-0387920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia, 30096
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (937) 445-5000
N/A
(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by NCR Corporation on August 26, 2011 (the “Original Filing”). The Original Filing reported, among other things, the completion by NCR Corporation of its acquisition of Radiant Systems, Inc. on August 24, 2011. This Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements required by this item are incorporated herein by reference to the audited consolidated financial statements of Radiant Systems, Inc. as of and for the fiscal year ended December 31, 2010 contained in Radiant System, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2011. Such financial statements are included herein as Exhibit 99.1.
The unaudited financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of Radiant Systems, Inc. as of and for the three and six months ended June 30, 2011, contained in Radiant System, Inc.’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011, as filed with the SEC on August 5, 2011. Such financial statements are included herein as Exhibit 99.2.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information with respect to NCR Corporation’s acquisition of Radiant Systems, Inc. is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.
(c) Exhibits.
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Radiant Systems, Inc.

99.1
Audited consolidated financial statements of Radiant Systems, Inc. as of and for the year ended December 31, 2010 (incorporated by reference to Radiant System, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 000-22065) as filed with the SEC on March 11, 2011)

99.2
Unaudited consolidated financial statements of Radiant Systems, Inc. as of and for the three and six months ended June 30, 2011(incorporated by reference to Radiant System, Inc.’s Quarterly Report on Form 10-Q for the six months ended June 30, 2011 (File No. 000-22065) as filed with the SEC on August 5, 2011)

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: November 7, 2011

EXHIBIT INDEX

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Radiant Systems, Inc.

99.1
Audited consolidated financial statements of Radiant Systems, Inc. as of and for the year ended December 31, 2010 (incorporated by reference to Radiant System, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 000-22065) as filed with the SEC on March 11, 2011)

99.2
Unaudited consolidated financial statements of Radiant Systems, Inc. as of and for the three and six months ended June 30, 2011 (incorporated by reference to Radiant System, Inc.’s Quarterly Report on Form 10-Q for the six months ended June 30, 2011 (File No. 000-22065) as filed with the SEC on August 5, 2011)

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011